UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

BioLargo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 3.02	Unregistered Sales of Equity Securities

During the year ended December 31, 2019, BioLargo, Inc. (the “Company” or “we”) raised $4,223,000 through the issuance of convertible promissory notes. As of December 31, 2019, we had $4,657,000 of these notes outstanding. As of July 31, 2020, we converted $3,137,000 principal amount to equity, leaving a balance of $1,520,000. We intend to convert an additional $414,000 of these notes over the next 45 days, leaving a balance of $1,106,000, as described in more detail below.

Of the amount of convertible debt outstanding at December 31, 2019, $3,112,000 was outstanding on twelve-month OID notes issued June, 2019 through September, 2019 (see Form 10-K filed March 31, 2020, Note 4, subheading Convertible Twelve-month OID Notes). Each twelve-month OID note allows the Company to either pay the note at maturity with cash, or redeem it by issuing shares of common stock at a conversion price equal to the lower of $0.17 and 70% of the lowest daily volume weighted average price of the Company’s common stock during the 25 trading days preceding the conversion date. As these notes have matured, we have chosen to redeem the notes through the issuance of shares of our common stock, the first such conversion occurring on June 7, 2020. On July 22, 2020, the aggregate shares of common stock issued for conversion of twelve-month OID notes exceeded 5% of the 179,191,783 common shares outstanding as reported on Form 10-Q filed May 19, 2020. As of July 31, 2020, we have issued 25,570,106 shares of our common stock in payment of $2,698,000 principal, and $121,000 interest, for conversion of twelve-month OID notes. We intend to convert the remaining $414,000 of twelve-month OID notes into common stock as they mature over the next 45 days. The initial sales of the twelve-month OID notes, and the issuances of common stock in conversion of the notes, were made in reliance on the exemption from registration contained in Section 4(2) of the Securities Exchange Act and Regulation D promulgated thereunder as not involving a public offering of securities.

We and holders of notes in the principal amount of $550,000 due August 12 and August 16, 2020, have agreed in principal to extend the maturity date of the notes by one year. With respect to the $475,000 note due August 12, 2020, the holder has agreed to convert one-fourth of the note at the $0.17 conversion price set forth in the note, and as consideration for the extension of the maturity date, we have agreed to issue an additional 299,370 shares of common stock and extended the expiration of two stock purchase warrants. The holder expressed the intent to further convert the remaining principal balance over time during the next 12 months. With respect to the $75,000 note due August 16, 2020, we paid the holder $25,000 cash, and agreed to extend the maturity date by one year. The initial sales of these notes, and the issuances of common stock for conversion of principal and to extend the maturity date, were made in reliance on the exemption from registration contained in Section 4(2) of the Securities Exchange Act and Regulation D promulgated thereunder as not involving a public offering of securities.

The following table sets forth the Company’s note-payable obligations as of December 31, 2019 and July 31, 2020:

	December 31, 2019 (audited)	July 31, 2020 (unaudited)

Note payable, matures on demand 60 days’ notice (or March 8, 2023)	$50,000	$50,000
Line of credit, matures September 1, 2019 or later (on 30-day demand)	50,000	50,000
Note payable issued by Clyra Medical to Scion Solutions LLC(1)	1,007,000	1,007,000
Convertible note, matures April 7, 2020	270,000	—
Convertible note, matures June 20, 2020	25,000	—
Convertible 12-month OID notes, mature beginning June 2020(2)	3,112,000	414,000
Convertible note payable, matures April 20, 2021(2)	100,000	100,000
Convertible note payable, matures August 9, 2021	600,000	600,000
Convertible notes, mature August 12 and 16, 2021	550,000	406,000
Total(3)	$5,764,000	$2,627,000

(1)

The note issued by Clyra Medical to Scion Solutions requires no payments unless (i) Clyra raises money through a securities offering (and is then required to pay 25% of proceeds), or (ii) generates income (and is then required to pay 5% of gross revenues).

(2)	We have the option, and intend to, convert these notes into common stock at maturity.
(3)

The total does not include the following loans from the U.S. Small Business Administration: (i) $349,000 in loans from the Payroll Protection Program, for which we intend to seek complete forgiveness, and (ii) a $150,000 loan pursuant to the Economic Injury Disaster program, due in 30 years, bearing annual interest at 3.75%.

Item 7.01 Regulation FD Disclosure.

On August 4, 2020, we published a press release regarding the information reported in Item 3.02 above, as well as information concerning product sales. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the information on the first slide under the heading “Safe Harbor” in Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated August 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2020	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer